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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 16, 1998

                         ALL COMMUNICATIONS CORPORATION

             (Exact name of registrant as specified in its charter)

        NEW JERSEY                  1-12937                      22-3124655
(State or other Jurisdiction     (Commission File              (IRS Employer
      of incorporation)              Number)                 Identification No.)

                   225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205

                    (Address of principal executive offices)

                                 (973) 282-2000

              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) On February 16, 1998, the certified public accounting firm of Schneider, Ehrlich & Wengrover, LLP ("Schneider") resigned as independent accountants of All Communications Corporation (the "Company") by mutual agreement with the Company.

            For the Company's fiscal years ended December 31, 1996 and 1995, the principal accountant's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. As of February 20, 1998, the principal accountant's report on the Company's financial statements for the fiscal year ended December 31, 1997 had not yet been delivered to the Company.

            During the Company's two most recent fiscal years and the interim period preceding the resignation of Schneider, there were no disagreements between the Company and Schneider on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

            During the Company's two most recent fiscal years and the interim period preceding the resignation of Schneider, Schneider did not advise the Company of any of the following:

      (i) Internal controls necessary for the Company to develop reliable financial statements did not exist;

      (ii) Information had come to Schneider's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

      (iii) The need to expand significantly the scope of its audit or that information had come to its attention that if further investigated may: (1) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (2) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, or

      (iv) Information had come to its attention that it had concluded materially impacted the fairness or reliability of


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either: (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

      (b) On February 16, 1998, the Audit Committee of the Company's Board of Directors approved the engagement of BDO Seidman, LLP as the Company's principal accountant to audit the Company's financial statements.



Item 7. Financial Statements and Exhibits

      (c) Exhibits

          16 Letter of Schneider, Ehrlich & Wengrover, LLP regarding change in certifying accountant.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALL COMMUNICATIONS CORPORATION

                                    By:  /s/ Richard Reiss
                                       ------------------------------------
                                       Richard Reiss, President



February 16, 1998


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                                EXHIBIT INDEX

Exhibit No.                     Description

      16 Letter of Schneider, Ehrlich & Wengrover, LLP regarding change in certifying accountant.